                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) July 25, 2005

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      033-36767-03                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

425 N. Martingale Road, Schaumburg, Illinois                  60173
  (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code (630)753-4000

--------------------------------------------------------------------------------

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events

On July 25, 2005 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended June 30, 2005, which are attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

--------------------------------------------------------------------------------

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  August 4, 2005                  By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

--------------------------------------------------------------------------------

                                FORM 8-K

                             EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #85, Series 1998-1
               made available on July 25, 2005

20.1 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #85

20.2           Monthly Servicer and Settlement Certificate #24, Series 2003-1
               made available on July 25, 2005

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #24

20.3           Monthly Servicer and Settlement Certificate #13, Series 2004-1
               made available on July 25, 2005 and  Monthly  Servicer  and
               Settlement  Certificate #5, Series  2005-1  made  available on
               July 25, 2005

20.3 (A)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #13

20.3 (B)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #5

20.4           Dealer Note Master Trust Series Data for the July 25, 2005
               Distribution Date

====================================================================================================================================

                                                        EXHIBIT 20.1

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #85
                                                 DEALER NOTE MASTER TRUST
                                                   CLASS A, DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                      SERIES 1998-1

Under the  Series 1998-1  Supplement  dated as of July 17, 1998 (the "Supplement") by and  among Navistar Financial  Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as  trustee (the "Master Trust Trustee") to the Pooling  and  Servicing  Agreement  dated as of June 8, 1995 (as  amended  and  supplemented,  the "Agreement") by and  among
NFC, NFSC, the  Master  Trust  Trustee  and  The  Chase  Manhattan  Bank, as  1990  Trust  Trustee, the Master  Trust Trustee  is
required to  prepare  certain  information each month regarding current distributions to certain accounts and payments  to Series
1998-1 Certificateholders  as well as  the performance  of the Master Trust during the previous month.  The information  which is required  to be  prepared  with  respect  to the Distribution Date of July 25, 2005, the Transfer Date of July 22, 2005  and with respect  to the performance of the Master Trust during the Due Period  ended on June 30, 2005 and the  Distribution Period  ended
July 24, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise  defined herein  shall have the meanings assigned to such terms in the Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                           144,806.14

    3.2 The amount of ITEC Finance Charges for the Due Period                         4,181,372.22

    3.3 The average daily balance of Dealer Notes outstanding during the
        Due Period                                                                1,319,565,338.24

    3.4 The total amount of Advance Reimbursements for the Due Period                         0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due        432,669,340.81
        Period

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master      450,467,224.79
        Trust during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                            1,100,184.88

    3.8 The average daily Master Trust Seller's Interest during the Due Period      198,576,333.33

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the
        Supplement)                                                                 178,070,000.00

   3.10 The aggregate amount of Collections for the Due Period                      484,705,619.58

   3.11 The aggregate amount of Finance Charge Collections for the Due Period         8,065,459.18

   3.12 The aggregate amount of Principal Collections for the Due Period            476,640,160.40

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                      0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the
        Due Period                                                                1,320,221,861.82

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                            43,970,819.59

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments
            as of the end of the Due Period                                          43,848,138.18
        b.  Description of each Eligible Investment:                         JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                 2.97%
        d.  The rating of each such Eligible Investment                                   AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                              18,373,129.28

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Chicago International
        ii)     Southland Intl Trucks
        iii)    Wolfington Body Company
        iv)     Midwest Transit Equipment
        v)      Lee Smith Inc.

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days)as a percentage of the total principal amount outstanding, as of
        the end of the Due Period                                                            0.07%

   3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
        on 7/10/03 for the benefit of the Master Trust Certificateholders.              102,077.21

   3.21 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments              101,826.57
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                 2.97%
        d.  The rating of each such Eligible Investment                                   AAAm/Aaa

   3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                              100,000.00

    4.0 Series 1998-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                         0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                   31,000,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                   31,000,000.00

    4.3 The Projected Spread for the following Distribution Period                    2,500,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                       2,500,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                    0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                     200,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                   0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                1,402,435.15

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                           82,878,965.63

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                    0.00

   4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
        the Due Period                                                                        0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                            1,182,393.07

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                               69,875,255.92

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                1,210,834.81

   4.15 The amount of Series 1998-1 Shared Principal
        Collections for the Due Period                                                        0.00

   4.16 The aggregate amount of the Series 1998-1 Principal
        Shortfall, if any, for the Due Period                                                 0.00

   4.17 The Seller's Percentage for the Due Period                                          15.69%

   4.18 The Excess Seller's Percentage for the Due Period                                    2.62%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                           13,003,709.71

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                  225,371.33

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                               10,832,280.81

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                2,171,428.90

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                    0.00

   4.24 The Minimum Series 1998-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                           37,000,000.00

   4.25 The Series 1998-1 Allocation Percentage for
        the Due Period                                                                      17.39%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                          84.31%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                   0.00%

   4.28 The total amount to be distributed on the Series
        1998-1 Certificates on the Distribution Date                                    701,842.23

   4.29 The total amount, if any, to be distributed on the Series
        1998-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                      0.00

   4.30 The total amount, if any, to be distributed on
        the Series 1998-1 Certificates on the Distribution
        Date allocable to interest on the Series 1998-1
        Certificates                                                                    540,555.56

   4.31 The Draw Amount as of the Transfer Date                                               0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                         0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                          0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                  161,286.67

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                            0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                 2,500,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in
        Eligible Investments                                                                  0.00
        b.  Description of each Eligible Investment:                                            NA
        c.  The rate of interest applicable to each such
        Eligible Investment                                                               _______%
        d.  The rating of each such Eligible Investment                                         NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in
        Eligible Investments                                                                  0.00
        b.  Description of each Eligible Investment:                                            NA
        c.  The rate of interest applicable to each such
        Eligible Investment                                                               _______%
        d.  The rating of each such Eligible Investment                                         NA

   4.39 The amount of Excess Interest Collections for the Due Period                    508,992.58

   4.40 The amount of Investor Principal Collections from other Series treated
        as Shared Principal Collections for the Due Period                                    0.00

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                  0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                             0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                 See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                              10,832,280.81

   4.45 The amount of Series 1998-1 Shared Seller's Principal
        Collections for the Due Period                                                        0.00

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                      0.00

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 1998-1 for the Due Period                                         0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                              0.00

   4.49 The aggregate amount of all Early Distributions Amounts
        paid or deemed paid for the Distribution Period                                       0.00
------------------------------------------------------------------------------------------------------------------------------------

                                                     Exhibit 20.1(A)
                                                     Series 1998 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         ----------

                                             2 Months Past :      3.78%
                                             1 Month Past :       3.50%
                                             Current Month :      3.73%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------

                         Master Trust Seller's Interest :     $ 178,070,000.00

                Master Trust Minimum Seller's Interest :      $ 178,070,000.00

            (k)       Turnover Ratio less than 1.7?                                                                         NO
                                                                                                                         ----------

                          Turnover Ratio :       3.77

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------

                 Dealer Note Loss Ratio :        0.00%

====================================================================================================================================

                                                      EXHIBIT 20.2

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #24
                                                DEALER NOTE MASTER TRUST
                                                       DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                      SERIES 2003-1

Under the  Series 2003-1  Supplement  dated as of  July 10, 2003 (the "Supplement") by and  among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as  trustee (the "Master Trust Trustee") to the  Pooling and  Servicing  Agreement  dated  as of  June 8, 1995 (as amended  and  supplemented, the "Agreement") by  and among
NFC, NFSC, the  Master  Trust  Trustee and  The  Chase  Manhattan  Bank, as 1990  Trust  Trustee, the  Master  Trust  Trustee  is
required  to  prepare  certain  information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders  as  well as the  performance of the Master Trust during the previous month.  The information which is required  to be  prepared  with  respect to the  Distribution  Date of July 25, 2005, the Transfer Date of July 22, 2005 and with respect  to  the  performance  of the Master Trust during the Due Period ended on June 30, 2005 and the Distribution Period ended
July 24, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized  terms used  but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                   144,806.14

     3.2 The amount of ITEC Finance Charges for the Due Period                                 4,181,372.22

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period       1,319,565,338.24

     3.4 The total amount of Advance Reimbursements for the Due Period                                 0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period         432,669,340.81

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust        450,467,224.79
         during the Due Period

     3.7 The amount of the Servicing Fee for the Due Period                                    1,100,184.88

     3.8 The average daily Master Trust Seller's Interest during the Due Period              198,576,333.33

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)               178,070,000.00

    3.10 The aggregate amount of Collections for the Due Period                              484,705,619.58

    3.11 The aggregate amount of Finance Charge Collections for the Due Period                 8,065,459.18

    3.12 The aggregate amount of Principal Collections for the Due Period                    476,640,160.40

    3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                              0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period         1,320,221,861.82

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                    43,970,819.59

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments as                43,848,138.18
             of the end of the Due Period
         b.  Description of each Eligible Investment:                               JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                         2.97%
         d.  The rating of each such Eligible Investment                                           AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                      18,373,129.28

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Chicago International
         ii)     Southland Intl Trucks
         iii)    Wolfington Body Company
         iv)     Midwest Transit Equipment
         v)      Lee Smith Inc.

    3.19 Aggregate amount of delinquent principal payments (past due greater than
         30 days)as a percentage of the total principal amount outstanding, as of
         the end of the Due Period                                                                    0.07%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                                      63,339,436.96

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
         on 7/10/03 for the benefit of the Master Trust Certificateholders.                      102,077.21

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                      101,826.57
         b.  Description of each Eligible Investment:                               JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                         2.97%
         d.  The rating of each such Eligible Investment                                           AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
         Distribution Date)                                                                      100,000.00

     4.0 Series 2003-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                 0.00

    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                           19,080,000.00

   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                           19,080,000.00

     4.3 The Projected Spread for the following Distribution Period                            2,650,000.00

     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                               2,650,000.00

     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                            0.00

     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                             212,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
          for the Due Period                                                                           0.00

     4.8 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                        1,402,920.84

     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                                   82,907,668.42

    4.10 The amount of Series Principal Account Losses
         for the Due Period                                                                            0.00

    4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
         the Due Period                                                                                0.00

    4.12 The amount of Investor Finance Charge Collections
         for the Due Period                                                                    1,253,369.48

    4.13 The amount of Investor Principal Collections for
         the Due Period                                                                       74,069,710.97

    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                        1,282,148.11

    4.15 The amount of Series 2003-1 Shared Principal
         Collections for the Due Period                                                                0.00

    4.16 The aggregate amount of the Series 2003-1 Principal
         Shortfall, if any, for the Due Period                                                         0.00

    4.17 The Seller's Percentage for the Due Period                                                  10.66%

    4.18 The Excess Seller's Percentage for the Due Period                                            2.62%

    4.19 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                                    8,837,957.45

    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                          154,882.46

    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                        6,665,776.54

    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                        2,172,180.91

    4.23 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                            0.00

    4.24 The Minimum Series 2003-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                   25,440,000.00

    4.25 The Series 2003-1 Allocation Percentage for
         the Due Period                                                                              17.39%

    4.26 The Floating Allocation Percentage for the
         Due Period                                                                                  89.34%

    4.27 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                                           0.00%

    4.28 The total amount to be distributed on the Series
         2003-1 Certificates on the Distribution Date                                            775,441.67

    4.29 The total amount, if any, to be distributed on the Series
         2003-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                              0.00

    4.30 The total amount, if any, to be distributed on
         the Series 2003-1 Certificates on the Distribution
         Date allocable to interest on the Series 2003-1
         Certificates                                                                            604,473.33

    4.31 The Draw Amount as of the Transfer Date                                                       0.00

    4.32 The amount of Investor Charge-Offs as of
         Transfer Date                                                                                 0.00

    4.33 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                                  0.00

    4.34 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                          170,968.34

    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                    0.00

    4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                         2,650,000.00

    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                          0.00
         b.  Description of each Eligible Investment:                                                    NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                       _______%
         d.  The rating of each such Eligible Investment                                                 NA

    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                          0.00
         b.  Description of each Eligible Investment:                                                    NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                       _______%
         d.  The rating of each such Eligible Investment                                                 NA

    4.39 The amount of Excess Interest Collections for the Due Period                            506,706.44

    4.40 The amount of Investor Principal Collections from other Series treated
         as Shared Principal Collections for the Due Period                                            0.00

    4.41 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                          0.00

    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                     0.00

    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                         See Exhibit "A"

    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                       6,665,776.54

    4.45 The amount of Series 2003-1 Shared Seller's Principal
         Collections for the Due Period                                                                0.00

    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                              0.00

    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 2003-1 for the Due Period                                                 0.00

    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                      0.00

     5.0 Class A Certificate Information.

     5.1 The Class A Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                             200,000,000.00

     5.2 The total amount to be distributed on the Class A Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                         723,624.22
         the Investor Interest Payment

     5.3 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to the
         Class A Invested Amount                                                                       0.00

     5.4 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to interest
         on the Class A Certificates                                                             562,333.33

     5.5 The amount of Class A Certificateholder Charge-Offs
         as of the Transfer Date                                                                       0.00

     5.6 The amount of reimbursement of Class A Certificateholder
         Charge-Offs as of the Transfer Date                                                           0.00

     6.0 Class B Certificate Information.

     6.1 The Class B Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                              12,000,000.00

     6.2 The total amount to be distributed on the Class B Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                          51,817.45
         the Investor Interest Payment

     6.3 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to the
         Class B Invested Amount                                                                       0.00

     6.4 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to interest
         on the Class B Certificates                                                              42,140.00

     6.5 The amount of Class B Certificateholder Charge-Offs
         as of the Transfer Date                                                                       0.00

     6.6 The amount of reimbursement of Class B Certificateholder
         Charge-Offs as of the Transfer Date                                                           0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                      Exhibit 20.2(A)
                                                      Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.78%
                                             1 Month Past :       3.50%
                                             Current Month :      3.73%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------

                        Master Trust Seller's Interest:     $ 178,070,000.00

                Master Trust Minimum Seller's Interest:     $ 178,070,000.00

            (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                         ----------

                                      Turnover Ratio:  3.77

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------

                              Dealer Note Loss Ratio:   0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal                                      NO
                                                                                                                         ----------

               Balance of all Dealer Notes?

                          Used Financed Vehicle Ratio:   4.81%

====================================================================================================================================

                                                               EXHIBIT 20.3

                                            MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 13
                                                        DEALER NOTE MASTER TRUST
                                                                DEALER NOTE
                                                       ASSET BACKED CERTIFICATES,
                                                               SERIES 2004-1
Under the  Series  2004-1  Supplement  dated as of June 10, 2004 (the "Supplement") by and  among Navistar  Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The  Bank of New York, as  trustee (the "Master Trust Trustee") to the  Pooling  and  Servicing  Agreement  dated as of June 8, 1995 (as  amended  and  supplemented, the "Agreement") by  and  among
NFC, NFSC, and the Master Trust Trustee, the Master Trust Trustee is required to prepare certain information  each month regarding current  distributions  to  certain  accounts and  payments  to the  Series 2004-1 Certificateholders  as  well as the performance of the Master  Trust during the previous month.  The information which is required to be prepared with respect to the Distribution
Date of July 25, 2005, the Transfer  Date  of July 22, 2005 and with respect to the performance of the Master Trust during the Due
Period ended on June 30, 2005 and the Distribution Period ended July 24, 2005 is set forth below.  Certain  of the  information is presented on the basis of an original principal  amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the  Master Trust as a whole.  Capitalized  terms used but not  otherwise  defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                              144,806.14

    3.2 The amount of ITEC Finance Charges for the Due Period                            4,181,372.22

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period  1,319,565,338.24

    3.4 The total amount of Advance Reimbursements for the Due Period                            0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period    432,669,340.81

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust   450,467,224.79
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                               1,100,184.88

    3.8 The average daily Master Trust Seller's Interest during the Due Period         198,576,333.33

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)          178,070,000.00

   3.10 The aggregate amount of Collections for the Due Period                         484,705,619.58

   3.11 The aggregate amount of Finance Charge Collections for the Due Period            8,065,459.18

   3.12 The aggregate amount of Principal Collections for the Due Period               476,640,160.40

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                         0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period    1,320,221,861.82

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                               43,970,819.59

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the    43,848,138.18
            end of the Due Period
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                    2.97%
        d.  The rating of each such Eligible Investment                                      AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                 18,373,129.28

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Chicago International
        ii)     Southland Intl Trucks
        iii)    Wolfington Body Company
        iv)     Midwest Transit Equipment
        v)      Lee Smith Inc.

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days)as a percentage of the total principal amount outstanding, as of
        the end of the Due Period                                                               0.07%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                 63,339,436.96

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect
        to the transactions set forth in Article IV of the Supplement)                     102,077.21

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                 101,826.57
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                    2.97%
        d.  The rating of each such Eligible Investment                                      AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                                 100,000.00

    4.0 Series 2004-1 Information.

    4.1 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                        424,000,000.00

    4.2 The Adjusted Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                        462,160,000.00

    4.3 The amount of Seller's Invested Amount
         for the Due Period                                                           $178,070,000.00

    4.4 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                      0.00

    4.5 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                   2,805,841.68

    4.6 The amount of Series Allocable Principal Collections
        for the Due Period                                                             165,815,336.37

    4.7 The amount of Noteholder Allocated Dealer Note Losses / (Recoveries) for
        the Due Period                                                                           0.00

    4.8 The amount of Noteholder Available Interest Amounts
        for the Due Period                                                               2,506,738.95

    4.9 The amount of Noteholder Available Principal Amounts for
        the Due Period                                                                 148,142,876.56

   4.10 The aggregate amount of the Principal
        Shortfall, if any, for the Due Period                                                    0.00

   4.11 The aggregate amount of Seller Interest Amounts
        for the Due Period                                                                 299,102.72

   4.12 The aggregate amount of Seller's Principal Amounts
        for the Due Period                                                              17,675,914.86

   4.13 The Reassignment Amount as of the Transfer Date                                424,000,000.00

   4.14 The Minimum Series Seller's
        Invested Amount as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                              50,880,000.00

   4.15 The Minimum Seller's
        Invested Amount as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                       0.00

   4.16 The Minimum Series Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                              50,880,000.00

   4.17 The Series Allocation Percentage with respect to Series 2004-1 for
        the Due Period                                                                         34.79%

   4.18 The Noteholder Floating Allocation Percentage for the
        Due Period                                                                             89.34%

   4.19 The Noteholder Principal Allocation Percentage, if applicable,
        for the Due Period                                                                     89.34%

   4.20 The total amount to be distributed on the Series
        2004-1 Certificates on the Distribution Date                                     1,495,505.56

   4.21 The total amount, if any, to be distributed on the Series
        2004-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                         0.00

   4.22 The total amount, if any, to be distributed on
        the Series 2004-1 Certificates on the Distribution
        Date allocable to interest on the Series 2004-1
        Certificates                                                                     1,153,568.89

   4.23 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                     341,936.67

   4.24 The amount of Investment Income with respect to the Series 2004-1 Certificate
        for the Due Period                                                                  51,731.03

   4.25 The amount of Excess Interest Collections for the Due Period                     1,062,964.42

   4.26 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                     0.00

   4.27 The amount of Noteholder Available Principal Amounts treated
        as Shared Principal Collections and allocated to other Series for the Due Period         0.00

   4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
        for the Due Period                                                                       0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                 NOTE STATEMENT
                                 MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 13
                                NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                              SERIES 2004-1 NOTES

Under the  Series  2004-1  Indenture  Supplement  dated  as of  June 10, 2004 (the "Indenture Supplement") by and
among the  Navistar  Financial  Dealer  Note  Master  Owner  Trust (the "Master Owner Trust") and The Bank of New
York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1  Notes as well as the performance  of the  Master  Owner  Trust  during  the  previous  month.  The information which is required to be prepared with respect to the Payment Date of  July 25, 2005,  the Transfer Date of July 22, 2005 and with respect to the  performance of the Master Owner Trust during the Due Period ended on June 30, 2005 and  the  Distribution
Period  ended on July 24, 2005 is set forth  below.  Certain of the information is  presented on the  basis of an original principal amount of $1,000 per Note.  Certain  other  information is  presented based  on the  aggregate amounts for the Master Owner Trust as a whole.  Capitalized  terms  used but not  otherwise defined  herein shall have the meanings assigned to such terms in the Indenture Supplement.

     5 Series 2004-1 Notes Information

   5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series
       2004-1 Indenture Supplement and to payments made on the Payment Date).               212,000,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
       Liquidation Amount, if any, as of the Transfer Date                                            0.00

   5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture
       Supplement and to payments made on the Payment Date).                                231,080,000.00

   5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series
       2004-1 Indenture Supplement and to payments made on the Payment Date).                19,080,000.00

       Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date    19,080,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
       Overcollateralization Amount Deficiency, if any, as of the Transfer Date                       0.00

   5.4 Series 2004-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                   0.00

   5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                            1,253,369.48

   5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                          74,071,438.28

   5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for
       the Due Period                                                                                 0.00

   5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period                1,282,153.03

   5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period              74,071,438.28

  5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                    0.00

  5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period                25,440,000.00

  5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                     0.00

  5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
       for the Due Period                                                                             0.00

  5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
       Transfer Date                                                                        212,000,000.00

  5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date                25,440,000.00

  5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                       0.00

  5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                            0.00

  5.18 Series Variable Allocation Percentage for the Due Period                                     50.00%

  5.19 Series Fixed Allocation Percentage for the Due Period                                        50.00%

  5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date            776,739.30

  5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the Payment
       Date allocable to the Outstanding Principal Amount                                             0.00

  5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date
       allocable to interest on the Series 2004-1 Notes                                         585,371.11

  5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                               191,368.19

5.24.1 Series 2004-1 Investment Income                                                           22,947.48

5.24.2 Series 2004-1 Principal Funding Account investment income                                      0.00

5.24.3 Series 2004-1 Negative Carry Account investment income                                         0.00

5.24.4 Series 2004-1 Interest Funding Account investment income                                       0.00

5.24.5 Series 2004-1 Spread Account investment income                                             5,836.07

  5.25 Series Excess Available Interest Amounts for the Due Period                              505,413.73

  5.26 Excess Available Interest Amounts for the Due Period allocated to other
       Series of Notes                                                                                0.00

  5.27 Excess Available Interest Amounts for the Due Period allocated to Series                       0.00
       of Investor Certificates

  5.28 Excess Available Principal Collections allocated from other series of
       Notes to Series 2004-1 for the Due Period                                                      0.00

  5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
       Certificate for the Due Period                                                                 0.00

  5.30 Amount of Excess Available Principal Collections allocated to other
       Series of Notes for the Due Period                                                             0.00

  5.31 Cash Collateral Percentage as of the Transfer Date                                            3.22%

  5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                                 0.00

  5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                            0.00

  5.34 Certain amounts and calculations referenced in the definition of Early
       Redemption Event.                                                                   See Exhibit "A"

     6 Account Information

   6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
       to all withdrawals and deposits made on such Payment Date                              2,650,000.00

       Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
       after giving effect to all withdrawals and deposits made on such Payment Date          2,650,000.00

   6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                        0.00

   6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                        0.00

       Series 2004-1 Required Negative Carry Account Balance, if any, as of the
       Payment Date after giving effect to all withdrawals and deposits made on such
       Payment Date                                                                                   0.00

   6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                        0.00

     7 Class A Notes Information

   7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                 200,000,000.00

   7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                 200,000,000.00

   7.3 Total amount to be distributed on the Class A Notes on the Payment Date                  546,777.78

   7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
       allocable to the Class A Outstanding Principal Amount                                          0.00

   7.5 Total amount to be distributed on the Class A Notes on the Payment Date
       allocable interest on the Class A Notes                                                  546,777.78

   7.6 Class A Monthly Interest for the Interest Period                                         546,777.78

     8 Class B Notes Information

   8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
       to the transactions made on such Payment Date                                         12,000,000.00

   8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                  12,000,000.00

   8.3 Total amount to be distributed on the Class B Notes on the Payment Date                   38,593.33

   8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
       Date allocable to the Class B Outstanding Principal Amount                                     0.00

   8.5 Total amount to be distributed on the Class B Notes on the Payment Date
       allocable interest on the Class B Notes                                                   38,593.33

   8.6 Class B Monthly Interest for the Interest Period                                          38,593.33

------------------------------------------------------------------------------------------------------------------------------------

                                                   NOTE STATEMENT
                                 MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 5
                                NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                 SERIES 2005-1 NOTES

Under  the  Series 2005-1  Indenture Supplement dated as of February 28, 2005 (the "Indenture Supplement") by and
among the  Navistar  Financial  Dealer  Note  Master  Owner  Trust (the "Master Owner Trust") and The Bank of New
York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current  distributions to certain accounts and payments on the Series 2005-1 Notes as well as the performance of the  Master  Owner  Trust  during  the  previous  month.  The  information which is required to be prepared with respect to the Payment Date of July 25, 2005,  the Transfer Date of July 22, 2005 and with respect to the performance of the Master Owner Trust during the Due  Period  ended on June 30, 2005 and the  Distribution
Period ended on July 24, 2005 is set forth below.  Certain  of  the  information is  presented on the basis of an original  principal amount of $1,000 per Note.  Certain  other  information is  presented  based on the aggregate amounts for the  Master Owner  Trust as a whole.  Capitalized terms used but not otherwise defined  herein  shall have the meanings assigned to such terms in the Indenture Supplement.

        5 Series 2005-1 Notes Information

      5.1 Series 2005-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series
          2005-1 Indenture Supplement and to payments made on the Payment Date).                  212,000,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2005-1 Nominal
          Liquidation Amount, if any, as of the Transfer Date                                               0.00

      5.2 Series 2005-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1
          Indenture Supplement and to payments made on the Payment Date).                         231,080,000.00

      5.3 Series 2005-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series
          2005-1 Indenture Supplement and to payments made on the Payment Date).                   19,080,000.00

          Series 2005-1 Target Overcollateralization Amount, if any, as of the Transfer Date       19,080,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2005-1
          Overcollateralization Amount Deficiency, if any, as of the Transfer Date                          0.00

      5.4 Series 2005-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                      0.00

      5.5 Series 2005-1 Allocated Interest Amounts for the Due Period                               1,253,369.48

      5.6 Series 2005-1 Allocated Principal Amounts for the Due Period                             74,071,438.28

      5.7 Series 2005-1 Noteholders Allocated Dealer Note Losses / (Recoveries)
          for the Due Period                                                                                0.00

      5.8 Series 2005-1 Available Interest Amounts with respect to the Due Period                   1,281,629.61

      5.9 Series 2005-1 Available Principal Amounts with respect to the Due Period                 74,071,438.28

     5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                       0.00

     5.11 Sellers Invested Amount for the Series 2005-1 Notes for the Due Period                   25,440,000.00

     5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                        0.00

     5.13 Unreimbursed reductions to the Series 2005-1 Collateral Amount, if any,
          for the Due Period                                                                                0.00

     5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
          Transfer Date                                                                           212,000,000.00

     5.15 Series 2005-1 Required Seller's Invested Amount as of the Payment Date                   25,440,000.00

     5.16 Series 2005-1 Controlled Accumulation Amount, if any, for the Due Period                          0.00

     5.17 Series 2005-1 Controlled Deposit Amount, if any, for the Due Period                               0.00

     5.18 Series Variable Allocation Percentage for the Due Period                                        50.00%

     5.19 Series Fixed Allocation Percentage for the Due Period                                           50.00%

     5.20 Total amount to be distributed on the Series 2005-1 Notes on the Payment Date               759,565.97

     5.21 Total amount, if any, to be distributed on the Series 2005-1 Notes on the Payment
          Date allocable to the Outstanding Principal Amount                                                0.00

     5.22 Total amount to be distributed on the Series 2005-1 Notes on the Payment
          Date allocable to interest on the Series 2005-1 Notes                                       568,197.78

     5.23 Series 2005-1 Servicing Fee to be paid on the Payment Date                                  191,368.19

   5.24.1 Series 2005-1 Investment Income                                                              22,947.48

   5.24.2 Series 2005-1 Principal Funding Account investment income                                         0.00

   5.24.3 Series 2005-1 Negative Carry Account investment income                                            0.00

   5.24.4 Series 2005-1 Interest Funding Account investment income                                          0.00

   5.24.5 Series 2005-1 Spread Account investment income                                                5,312.65

     5.25 Series Excess Available Interest Amounts for the Due Period                                 522,063.64

     5.26 Excess Available Interest Amounts for the Due Period allocated to other
          Series of Notes                                                                                   0.00

     5.27 Excess Available Interest Amounts for the Due Period allocated to Series                          0.00
          of Investor Certificates

     5.28 Excess Available Principal Collections allocated from other series of Notes to
          Series 2005-1 for the Due Period                                                                  0.00

     5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
          Certificate for the Due Period                                                                    0.00

     5.30 Amount of Excess Available Principal Collections allocated to other
          Series of Notes for the Due Period                                                                0.00

     5.31 Cash Collateral Percentage as of the Transfer Date                                               3.22%

     5.32 Mismatch Amount for the Series 2005-1 Notes for the Due Period                                    0.00

     5.33 Reimbursement Amount for the Series 2005-1 Notes for the Due Period                               0.00

     5.34 Certain amounts and calculations referenced in the definition of Early
          Redemption Event.                                                                      See Exhibit "A"

        6 Account Information

      6.1 Series 2005-1 Spread Account Balance as of the Payment Date after giving effect
          to all withdrawals and deposits made on such Payment Date                                 2,650,000.00

          Series 2005-1 Spread Account Required Amount, if any, as of the Payment Date
          after giving effect to all withdrawals and deposits made on such Payment Date             2,650,000.00

      6.2 Series 2005-1 Principal Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                           0.00

      6.3 Series 2005-1 Negative Carry Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                           0.00

          Series 2005-1 Required Negative Carry Account Balance, if any, as of the
          Payment Date after giving effect to all withdrawals and deposits made on such
          Payment Date                                                                                      0.00

      6.4 Series 2005-1 Interest Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                           0.00

        7 Class A Notes Information

      7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                    200,000,000.00

      7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                    200,000,000.00

      7.3 Total amount to be distributed on the Class A Notes on the Payment Date                     532,777.78

      7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
          allocable to the Class A Outstanding Principal Amount                                             0.00

      7.5 Total amount to be distributed on the Class A Notes on the Payment Date
          allocable interest on the Class A Notes                                                     532,777.78

      7.6 Class A Monthly Interest for the Interest Period                                            532,777.78

        8 Class B Notes Information

      8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
          to the transactions made on such Payment Date                                            12,000,000.00

      8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                     12,000,000.00

      8.3 Total amount to be distributed on the Class B Notes on the Payment Date                      35,420.00

      8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
          Date allocable to the Class B Outstanding Principal Amount                                        0.00

      8.5 Total amount to be distributed on the Class B Notes on the Payment Date
          allocable interest on the Class B Notes                                                      35,420.00

      8.6 Class B Monthly Interest for the Interest Period                                             35,420.00

------------------------------------------------------------------------------------------------------------------------------------

                                               Exhibit 20.3(A)
                                             Series 2004-1 Notes

5.34     The  percentages  and   all  other   information  calculated   pursuant  to  the
         Definition  at  Early  Redemption  Events  as  specified  in   Section  1.01  of
         The  Series  2004-1  Indenture  Supplement

         "Early  Redemption  Events"  means,  with  respect  to  the  Series  2004-1  Notes, each  of  the  Early  Amortization  Events  specified  in Section  9.01  of the  Pooling and
Servicing   Agreement,  as  supplemented  by  the   Series  Supplement,  plus  each  of  the
following:

(A)      failure on the  part  of  the  Seller (i) to  make  any  payment, distribution  or deposit  required  under  the Pooling and Servicing  Agreement or the  Series
              Supplement within five Business Days after the Due  Date  or (ii) to  observe or perform in any material respect any other material covenants or agreements
              of the Seller, which failure has a material adverse effect on the Series 2004-1     __No__
              Noteholders  and  which  continues  unremedied  for a period of 60 days after written  notice of  such  failure  shall have been given to the Seller by the
              Indenture Trustee or to the  Seller  and the  Indenture Trustee by any Holder
              of the Series 2004-1 Notes;

(B)      any representation  or  warranty  made  by  the  Seller  pursuant  to the  Pooling and  Servicing  Agreement  or any  information  contained  in the schedule of
              Dealer  Notes  delivered  thereunder  or the Series Supplement shall prove to have  been  incorrect  in any  material  respect when made or when delivered, which  representation,  warranty or  schedule, or  the  circumstances  or condition  that  caused  such  representation, warranty  or  schedule  to  be incorrect,  continues  to  be  incorrect  or  uncured in any material respect
              for a  period  of 60 days  after  written  notice of such incorrectness shall       __No__
              have been given to the Seller by the Indenture Trustee or to the  Seller  and
              the  Indenture  Trustee  by any  Holder of the  Series 2004-1  Notes and as a
              result of which the interests of the Series 2004-1 Noteholders are materially
              and  adversely  affected,  provided,  however,  that  an  Early   Redemption
              Event  shall   not  be  deemed to occur if  the  Seller  has repurchased  the related  Dealer  Notes  or all such  Dealer Notes, if applicable, during such period  in  accordance  with  the  provisions  of  the  Pooling and Servicing
              Agreement;

(C)      any of  the  Seller,  ITEC,  NIC  or  NFC  shall  file  a  petition  commencing a  voluntary  case under  any  chapter of  the  federal  bankruptcy laws; or the
              Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement,  adjustment  or  composition  under  any  other  similar applicable federal law, or  shall  consent  to  the  filing of any such petition, answer or
              consent; or  the  Seller,  ITEC,  NIC  or  NFC  shall  appoint, or  consent   to
              the  appointment  of  a  custodian,  receiver,  liquidator,  trustee,  assignee,    __No__
              sequestrator  or  other  similar  official  in  bankruptcy  or  insolvency of it or of any substantial part of its property; or the Seller, ITEC, NIC or  NFC  shall  make  an  assignment  for  the  benefit  of  creditors, or shall admit  in  writing  its inability to pay its debts generally as they become due;

(D)      any order  for  relief  against  any  of  the  Seller,  ITEC,  NIC  or  NFC  shall have  been  entered  by  a  court  having  jurisdiction in the premises under any  chapter  of  the federal  bankruptcy  laws,  and  such  order shall have continued  undischarged  or  unstayed  for  a period of 120 days; or a decree or  order  by  a  court  having  jurisdiction in the premises shall have been entered  approving  as  properly  filed  a  petition  seeking reorganization, arrangement,  adjustment,  or  composition  of  the  Seller, ITEC, NIC or NFC under  any  other  similar  applicable  federal law, and such decree or order
              shall  have  continued  undischarged  or  unstayed for a  period  of 120 days;      __No__
              or a decree or order of a court having  jurisdiction in the premises  for the appointment  of  a  custodian,  receiver,  liquidator,  trustee,  assignee, sequestrator  or  other  similar  official in bankruptcy or insolvency of the
              Seller,  ITEC,  NIC  or  NFC  of  any  substantial part of their property, or for the winding up or liquidation of their affairs, shall have  been entered, and  such  decree or  order  shall  have  remained  in force  undischarged or unstayed for a period of 120 days;

(E)      the Seller shall become legally unable for any  reason to  transfer  Dealer  Notes
              to the Master Trust in  accordance with the  provisions  of  the  Pooling and        __No__
              Servicing Agreement;

(F)      on any Transfer  Date, after  giving  effect to  allocations  to be  made on  that
              Transfer Date (including payments to be made on the  related  Payment  Date),
              the  Series   2004-1   Target   Overcollateralization   Amount   exceeds  the
              Series   2004-1    Overcollateralization    Amount   by   more   than   the
              Series  2004-1  Overcollateralization  Amount  Shortfall   Trigger;  provided,
              however,  that  if  such  shortfall  was  caused by an Excess Cash  Collateral       __No__
              Event, the  Seller  shall  have  a  six  month  period  during which  an Early
              Redemption  Event  shall  not  occur  if  the foregoing condition is satisfied
              by  calculating  the   Series  2004-1   Nominal   Liquidation   Amount   after
              subtracting  the  amount  on  deposit  in the  Series 2004-1 Principal Funding
              Account in respect of the Series 2004-1 Notes;

(G)      any Servicer  Termination  Event  shall  occur (i)  which would have a material
              adverse   effect  on  the  Series  2004-1 Noteholders and (ii) for which the         __No__
              Servicer has received a notice of termination;

(H)      on any Determination  Date, as of the  last  day of the preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the  aggregate principal balance of
              Dealer Notes held by the Master Trust on that last day;
              Aggregate  Principal  Dealer  Note  Balance  which  was  advanced  against
              Financed  Vehicles  which  are  Used  Vehicles  exceeds  25%  of  the
              Aggregate Principal Balance of all Dealer Notes?                                     __No__

               Used Financed Vehicle Ratio: 4.81%

(I)      on any Determination  Date, the  quotient of (i) the  product  of (a) the  sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal amount of Dealer  Notes  outstanding  during  such  Due
              Periods ("Turnover") is less than 1.7;
              Turnover Ratio less than 1.7?
                                                                                                   __No__
                           Turnover Ratio:  3.77

(J)      the Series 2004-1 Outstanding Principal Amount is not repaid by the
              Expected Principal Payment Date;                                                     __No__

(K)      the Issuer  becomes  an "investment  company" within  the  meaning  of  the
              Investment  Company  Act  of 1940, as  amended, and is not exempt from               __No__
              compliance with that Act;

(L)      the occurrence of an Event of Default under the Indenture;                                __No__

(M)      the delivery by the Seller to the Master Trust Trustee of a notice stating
              that the Seller shall no longer continue to sell Dealer Notes to the Master          __No__
              Trust commencing on the date specified in such notice;

(N)      the Average Coverage Differential shall be equal to or  less than negative two percent (-2%) on each of three  consecutive  Determination Dates;
              Average Coverage Differential shall be equal to or less than negative
              Two percent (-2.00%) on each of three consecutive Determination                      __No__
              Dates?

                           2 Months Past:      3.78%
                            1 Month Past:      3.50%
                           Current Month:      3.73%

(O)     on any  Determination  Date,  the  quotient  of (i) the  sum  of  Dealer  Note
              Losses for each of the related Due Period and the five immediately  preceding
              Due Periods and (ii) the sum of Principal Collections for each of the related
              Due  Period  and  the  five  immediately  preceding Due  Periods, is  greater than or equal to one percent (1%);
              Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

                           Dealer Note Loss Ratio:   0.00%                                         __No__

(P)     at the end  of any  Due  Period,  the  Seller's  Invested  Amount  is  reduced  to an amount less than the Minimum Seller's  Invested  Amount  and  the  Seller
              has failed to assign additional Dealer Notes to the Master Trust or  deposit cash into the  Excess  Funding Account, the Series 2004-1 Principal  Funding
              Account or any other principal funding  account with  respect  to any  other series in the amount of such deficiency within ten  Business Days  following
              the end of such Due Period; provided, however, that  if such  deficiency  was        __No__
              caused by  an  Excess  Cash  Collateral Event, the  Seller  shall have a six month period during which an  Early  Redemption  Event  shall  not  occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal
              Liquidation Amount after  subtracting the  amount  on  deposit in the Series
              2004-1 Principal  Funding Account in respect of the Series 2004-1 Notes; and

(Q)     failure on the part of  ITEC to  make a  deposit  in the Interest Deposit  Account required  by the  terms of  the  Interest Deposit Agreement on or before the
              date occurring five Business Days  after  the date  such  deposit is required        __No__
              by the Interest Deposit Agreement to be made

               In the case of  any  event  described  in  clauses (A), (B) or (G) above, an
         Early Redemption Event with respect to Series 2004-1 Notes shall be deemed to  have occurred only if, after the applicable grace  period  described in  those  clauses, if  any,  either  the  Indenture  Trustee  or  Series  2004-1  Noteholders  holding
         Series 2004-1 Notes  evidencing  more  than 50% of the  Series  2004-1  Outstanding
         Principal Amount by written notice to the Seller, the  Servicer, the  Master  Trust
         Trustee and, if given by Series 2004-1 Noteholders, the Indenture  Trustee, declare that an  Early  Redemption  Event  has  occurred as  of the date  of  that  notice.
         In the  case  of  any  Early  Redemption  Event  that is also an Early Amortization
         Event as  described  in the  Series Supplement or any event other than clauses (A),
         (B) or (G) described  above, an  Early   Redemption   Event  with  respect  to  the
         Series 2004-1 Notes  shall  be  deemed to have occurred without any notice or other action on the part  of the  Indenture  Trustee  or  the  Series  2004-1 Noteholders
         immediately upon the occurrence of that event.

------------------------------------------------------------------------------------------------------------------------------------

                                                          EXHIBIT 20.3 (B)
                                                        Series 2005-1 Notes

5.34     The   percentages  and   all  other  information   calculated   pursuant  to  the
         Definition  at   Early  Redemption   Events  as  specified  in  Section  1.01  of
         The Series 2005-1 Indenture Supplement

         "Early  Redemption  Events"  means,  with  respect  to  the  Series  2005-1  Notes, each  of  the  Early  Amortization  Events  specified  in  Section  9.01 of the  Pooling and
Servicing  Agreement,  as  supplemented  by  the  Series  Supplement, plus each of the following:

(A)      failure on the  part  of  the  Seller (i) to  make  any  payment, distribution  or deposit  required  under  the Pooling and  Servicing  Agreement or  the Series
              Supplement  within  five  Business Days after the Due Date or (ii) to  observe or perform in any material respect any other material covenants or  agreements
              of the Seller, which failure has a material adverse effect on the Series 2005-1      __No__
              Noteholders  and  which  continues  unremedied  for a  period of 60 days after written  notice of  such  failure  shall  have been given to the Seller by the
              Indenture Trustee or to the  Seller  and  the  Indenture Trustee by any Holder
              of the Series 2005-1 Notes;

(B)      any representation  or  warranty  made  by  the  Seller  pursuant  to  the  Pooling and  Servicing  Agreement  or  any  information  contained  in the schedule of
              Dealer  Notes  delivered  thereunder  or the  Series Supplement shall prove to have been  incorrect  in any  material  respect  when made or when  delivered,
              which  representation,  warranty  or   schedule,  or  the   circumstances   or
              condition  that  caused  such  representation,  warranty  or  schedule  to  be incorrect, continues  to  be incorrect or  uncured  in  any  material  respect
              for a period of 60  days  after  written  notice of  such  incorrectness  shall      __No__
              have  been  given to  the Seller by the Indenture Trustee or to the Seller and
              the  Indenture  Trustee  by  any  Holder  of  the Series 2005-1 Notes and as a
              result  of which the interests of the Series 2005-1 Noteholders are materially
              and   adversely  affected,  provided,  however,  that   an   Early  Redemption
              Event  shall  not  be  deemed  to  occur  if  the  Seller  has repurchased the related  Dealer  Notes  or  all  such Dealer Notes, if applicable, during such period  in  accordance  with  the  provisions  of  the  Pooling  and Servicing
              Agreement;

(C)      any  of  the  Seller,  ITEC,  NIC  or  NFC  shall  file  a  petition   commencing
              a voluntary case under any chapter of the federal bankruptcy  laws;  or  the
              Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under  any other  similar  applicable federal law, or shall consent to the filing of any such petition,  answer or consent; or the Seller,  ITEC,  NIC  or  NFC  shall  appoint, or  consent to
              the  appointment  of  a  custodian, receiver, liquidator, trustee, assignee,         __No__
              sequestrator or other similar  official in  bankruptcy or  insolvency  of it or of any  substantial  part  of  its  property; or  the  Seller,  ITEC, NIC or NFC  shall  make  an  assignment  for  the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(D)      any order  for  relief  against  any  of   the  Seller, ITEC, NIC or NFC  shall
              have  been  entered  by a  court having jurisdiction in the premises under any chapter  of the  federal  bankruptcy  laws,  and such order shall have continued  undischarged  or unstayed for a period of 120 days; or a decree or order  by a  court  having jurisdiction in the premises shall have been entered  approving  as  properly  filed a petition seeking reorganization, arrangement,  adjustment,  or composition  of the Seller, ITEC, NIC or NFC under any  other  similar applicable federal law, and such decree or order
              shall  have  continued  undischarged  or unstayed for a period of 120 days;          __No__
              or a decree or order of a court having jurisdiction in the premises for the appointment  of  a  custodian,  receiver,  liquidator,  trustee, assignee, sequestrator or other similar official in bankruptcy or  insolvency of the
              Seller, ITEC, NIC or NFC of any  substantial  part of  their  property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall  have  remained  in  force  undischarged or unstayed for a period of 120 days;

(E)      the Seller shall become legally unable for any reason to transfer Dealer Notes
              to the Master Trust in accordance with the provisions of the Pooling and             __No__
              Servicing Agreement;

(F)      on any Transfer Date, after  giving  effect  to  allocations  to be made on that
              Transfer Date (including payments to be made on the related Payment Date),
              the  Series  2005-1  Target  Overcollateralization   Amount   exceeds  the
              Series   2005-1   Overcollateralization   Amount   by   more   than    the
              Series  2005-1  Overcollateralization  Amount Shortfall Trigger; provided,
              however, that if such shortfall was  caused by an  Excess  Cash  Collateral          __No__
              Event, the Seller shall have a six month  period  during  which  an  Early
              Redemption Event shall not occur if the  foregoing  condition is satisfied
              by  calculating  the  Series  2005-1  Nominal  Liquidation   Amount  after
              subtracting  the amount on deposit in the Series 2005-1  Principal Funding
              Account in respect of the Series 2005-1 Notes;

(G)      any Servicer  Termination  Event  shall  occur (i) which  would  have a material
              adverse  effect  on the  Series  2005-1  Noteholders and (ii) for  which the         __No__
              Servicer has received a notice of termination;

(H)      on any Determination Date, as of the last  day of the  preceding Due  Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
              Dealer   Notes   held   by  the  Master  Trust  on   that  last  day;
              Aggregate   Principal  Dealer  Note  Balance  which  was  advanced  against
              Financed   Vehicles   which   are  Used  Vehicles   exceeds   25%  of   the
              Aggregate Principal Balance of all Dealer Notes?                                     __No__

              Used Financed Vehicle Ratio: 4.81%

(I)      on any Determination  Date, the  quotient of (i)  the  product  of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average  principal  amount  of  Dealer  Notes outstanding during such Due
              Periods ("Turnover") is less than 1.7;
              Turnover Ratio less than 1.7?
                                                                                                   __No__
                           Turnover Ratio:  3.77

(J)      the Series 2005-1 Outstanding Principal Amount is not repaid by the
              Expected Principal Payment Date;                                                     __No__

(K)      the Issuer  becomes  an "investment  company" within  the  meaning of  the
              Investment  Company  Act  of 1940, as  amended, and is not exempt from               __No__
              compliance with that Act;

(L)      the occurrence of an Event of Default under the Indenture;                                __No__

(M)      the delivery by the Seller to the Master  Trust  Trustee of a  notice  stating
             that the Seller shall no longer continue to sell Dealer Notes to the Master           __No__
             Trust commencing on the date specified in such notice;

(N)      the Average Coverage  Differential shall  be equal to or less than negative two percent (-2%)  on  each  of  three consecutive Determination Dates;
             Average  Coverage  Differential shall be equal to or less than negative
             Two  percent (-2.00%) on  each  of  three  consecutive  Determination                 __No__
             Dates?

                           2 Months Past:   3.78%
                            1 Month Past:   3.50%
                           Current Month:   3.73%

(O)      on any Determination   Date, the   quotient  of  (i) the   sum  of   Dealer   Note
              Losses for each of the related Due Period and the five  immediately preceding
              Due Periods and (ii) the sum of Principal Collections for each of the related
              Due  Period  and  the  five  immediately  preceding  Due  Periods, is greater than or equal to one percent (1%);
              Dealer  Note  Loss  Ratio  greater  than  or  equal  to  one percent (1.00%)?

                           Dealer Note Loss Ratio:   0.00%                                         __No__

(P)      at the end  of  any  Due  Period, the  Seller's  Invested  Amount  is  reduced to an amount  less  than  the  Minimum  Seller's Invested Amount and the Seller has  failed to assign additional Dealer Notes to the Master Trust or deposit cash into the  Excess  Funding  Account, the Series 2005-1 Principal Funding
              Account  or any  other principal  funding  account with respect to any other series in the  amount of such  deficiency within ten Business Days following
              the  end  of such Due Period; provided, however, that if such deficiency was         __No__
              caused  by  an  Excess  Cash  Collateral  Event, the Seller shall have a six month  period  during  which  an  Early  Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2005-1 Nominal
              Liquidation  Amount  after  subtracting  the amount on deposit in the Series
              2005-1 Principal Funding Account in respect  of the Series 2005-1 Notes; and

(Q)       failure on the  part of  ITEC to make a deposit in the Interest  Deposit Account required by the terms of the Interest  Deposit  Agreement  on or  before the
              date occurring five Business Days  after the  date such  deposit is required         __No__
              by the Interest Deposit Agreement to be made

               In the case of any event described in clauses (A), (B) or (G) above, an Early
         Redemption  Event with  respect to  Series 2005-1  Notes  shall be  deemed  to have occurred  only  if, after  the  applicable grace period described in those clauses,
         if  any, either  the  Indenture  Trustee  or  Series  2005-1   Noteholders  holding
         Series  2005-1  Notes  evidencing  more  than  50% of the Series 2005-1 Outstanding
         Principal Amount by written notice to the Seller, the  Servicer,  the  Master Trust
         Trustee and, if given by Series 2005-1 Noteholders, the Indenture Trustee,  declare that  an  Early  Redemption  Event  has  occurred  as  of  the date of that notice.
         In the  case  of  any  Early  Redemption  Event  that is also an Early Amortization
         Event  as  described  in the Series Supplement or any event other than clauses (A),
         (B)  or  (G) described  above, an  Early  Redemption  Event  with  respect  to  the
         Series  2005-1 Notes shall be deemed  to  have occurred without any notice or other action  on  the  part  of  the  Indenture  Trustee or the Series 2005-1 Noteholders
         immediately upon the occurrence of that event.

------------------------------------------------------------------------------------------------------------------------------------

                                                              EXHIBIT 20.4

                                           Navistar Financial Dealer Note Master Trust
                                                             Series Data
                                             for the July 25, 2005 Distribution Date

                                                                                 Series
                                                              1998-1             2003-1            2004-1

 1. Aggregate amount of Collections                          84,281,400.78      84,310,589.27    168,621,178.05
    Aggregate amount of Interest Collections                  1,402,435.15       1,402,920.84      2,805,841.68
    Aggregate amount of Principal Collections                82,878,965.63      82,907,668.42    165,815,336.37
    Allocation From / (To) Other Series                               0.00               0.00              0.00

 2. Series Allocation Percentage                               17.3881625%        17.3941844%       34.7883687%
    Floating Allocation Percentage                                  84.31%             89.34%            89.34%
    Principal Allocation Percentage *                                0.00%              0.00%            89.34%

 3. Total amount Distributed                                    540,555.56         604,473.33      1,153,568.89

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                                  0.00               0.00              0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates                      540,555.56         604,473.33      1,153,568.89

 6. Gross Dealer Note Losses                                          0.00               0.00              0.00

 7. Recoveries on Dealer Note Losses                                  0.00               0.00              0.00

 8. Amount of Series allocable Dealer Note Losses / (Recoveries)      0.00               0.00              0.00
    -  Investor portion of Dealer Note Losses / (Recoveries)          0.00               0.00              0.00
    - Seller portion of Dealer Note Losses / (Recoveries)             0.00               0.00              0.00

 9. Draw Amount                                                       0.00               0.00              0.00

10. Investor Charge Offs                                              0.00               0.00              0.00

11. Reimbursement of Investor Charge Offs                             0.00               0.00              0.00

12. Monthly Servicing Fee
    -   Series Allocation  -  Servicing Fee                     191,301.94         191,368.19        382,736.37
    -   Investor Servicing Fee                                  161,286.67         170,968.34        341,936.67
    -   Seller Servicing Fee                                     30,015.27          20,399.85         40,799.70

13. Controlled Amortization Amount                                    0.00               0.00              0.00

14. Invested Amount prior to Distribution Date              200,000,000.00     212,000,000.00    424,000,000.00
    Invested Amount after Distribution Date                 200,000,000.00     212,000,000.00    424,000,000.00

15. Invested Amount                                         200,000,000.00     212,000,000.00    424,000,000.00
    Available Subordinated Amount/Overcollateralization Amt  31,000,000.00      19,080,000.00     38,160,000.00
    Negative Carry Subordinated Amount                                  NA                 NA                NA
    Other                                                                0                  0                 0
    Adjusted Invested Amount                                231,000,000.00     231,080,000.00    462,160,000.00

    Required Excess Seller's Interest **                      6,000,000.00       6,360,000.00     12,720,000.00

16. Beginning Spread Account Balance                          2,500,000.00       2,650,000.00      5,300,000.00
        Withdrawals from Spread Account (-) Interest             (5,502.20)         (5,831.15)       (11,148.72)
        Deposits to Spread Account (+) Interest                   5,502.20           5,831.15         11,148.72
    Spread Account balance as of the close of
    business on the Distribution date                         2,500,000.00       2,650,000.00      5,300,000.00

17. Series Principal Account Balance as of the end of Due Period      0.00               0.00              0.00

18. Delinquency on Serviced Portfolio
                                      30 - 59 Days
                                      60 - 89 Days
                                         90+  Days

19. Master Trust Receivables Balance

    *   Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

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                                                       EXHIBIT 20.4 (con't)

                                           Navistar Financial Dealer Note Master Trust
                                                           Series Data
                                             for the July 25, 2005 Distribution Date

                                                              2000-VFC-KHFC     2000-VFC-Liberty        Total
                                                                                 Street Funding
 1. Aggregate amount of Collections                              73,746,225.74      73,746,225.74     484,705,619.58
    Aggregate amount of Interest Collections                      1,227,130.76       1,227,130.76       8,065,459.18
    Aggregate amount of Principal Collections                    72,519,094.99      72,519,094.99     476,640,160.40
    Allocation From / (To) Other Series                                   0.00               0.00               0.00

 2. Series Allocation Percentage                                   15.2146422%        15.2146422%          100.0000%
    Floating Allocation Percentage                                      84.31%             84.31%        N/A
    Principal Allocation Percentage *                                    0.00%              0.00%        N/A

 3. Total amount Distributed                                        444,891.27         447,971.98       3,191,461.03

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                                      0.00               0.00               0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates                          444,891.27         447,971.98       3,191,461.03

 6. Gross Dealer Note Losses                                              0.00               0.00               0.00

 7. Recoveries on Dealer Note Losses                                      0.00               0.00               0.00

 8. Amount of Series allocable Dealer Note Losses / (Recoveries)          0.00               0.00               0.00
    -  Investor portion of Dealer Note Losses / (Recoveries)              0.00               0.00               0.00
    - Seller portion of Dealer Note Losses / (Recoveries)                 0.00               0.00               0.00

 9. Draw Amount                                                           0.00               0.00               0.00

10. Investor Charge Offs                                                  0.00               0.00               0.00

11. Reimbursement of Investor Charge Offs                                 0.00               0.00               0.00

12. Monthly Servicing Fee
    -   Series Allocation  -  Servicing Fee                         167,389.19         167,389.19       1,100,184.88
    -   Investor Servicing Fee                                      141,125.83         141,125.83         956,443.33
    -   Seller Servicing Fee                                         26,263.36          26,263.36         143,741.55

13. Controlled Amortization Amount                                        0.00               0.00               0.00

14. Invested Amount prior to Distribution Date                  175,000,000.00     175,000,000.00   1,186,000,000.00
    Invested Amount after Distribution Date                     175,000,000.00     175,000,000.00   1,186,000,000.00

15. Invested Amount                                             175,000,000.00     175,000,000.00   1,186,000,000.00
    Available Subordinated Amount / Overcollateralization Amount 27,125,000.00      27,125,000.00     142,490,000.00
    Negative Carry Subordinated Amount                                      NA                 NA               0.00
    Other                                                                    0                  0               0.00
    Adjusted Invested Amount                                    202,125,000.00     202,125,000.00   1,328,490,000.00

    Required Excess Seller's Interest **                          5,250,000.00       5,250,000.00      35,580,000.00

16. Beginning Spread Account Balance                              2,187,500.00       2,187,500.00      14,825,000.00
        Withdrawals from Spread Account(-) Interest                  (4,687.76)         (4,687.76)        (31,857.58)
        Deposits to Spread Account (+) Interest                       4,687.76           4,687.76          31,857.58
    Spread Account balance as of the close of
    business on the Distribution date                             2,187,500.00       2,187,500.00      14,825,000.00

17. Series Principal Account Balance as of the end of Due Period          0.00               0.00               0.00

18. Delinquency on Serviced Portfolio
                                         30 - 59 Days                                                        0.0264%
                                         60 - 89 Days                                                        0.0105%
                                            90+  Days                                                        0.0330%

19. Master Trust Receivables Balance                                                               $1,320,221,861.82

    *   Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

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